UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2025

BUNKER HILL MINING CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-150028	32-0196442
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1009 McKinley Avenue, Kellogg, Idaho 83837

(Address of Principal Executive Offices) (Zip Code)

(604) 417-7952

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
none

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Subscription Agreements and Warrant Indenture

On September 29, 2025, Bunker Hill Mining Corp., a Nevada corporation (the “Company”), closed the previously announced “bought deal” private placement of units of the Company (the “Units”). The Company issued (i) 206,250,000 Units at a price per Unit of C$0.12 (the “CAD Offer Price”) for gross proceeds of C$24,750,000 (the “CAD Offering”) (which includes the full exercise of the underwriters’ over-allotment option) and (ii) 225,000,000 Units at a price per Unit of US$0.08711 (the “USD Offer Price”) for gross proceeds of US$19,599,750 (the “USD Offering”, and together with the CAD Offering, collectively, the “Offering”).

Each Unit is comprised of one share of common stock of the Company (a “Unit Share”) and one common stock purchase warrant (a “Warrant”). Each Warrant entitles the holder to purchase one share of common stock of the Company (a “Warrant Share”) at a price of C$0.17 per Warrant Share at any time on or before September 29, 2030.

On September 29, 2025, the Company entered into a series of substantially similar subscription agreements (collectively, the “Subscription Agreements”) pursuant to which such investors acquired Units at the CAD Offer Price or the USD Offer Price, as applicable. Teck Resources Limited subscribed for 223,786,706 Units at the USD Offer Price. One director and one executive officer of the Company subscribed for an aggregate 567,000 Units at the CAD Offer Price.

In connection with the issuance of the Warrants, on September 29, 2025, the Company entered into a warrant indenture (the “Warrant Indenture”) with Computershare Trust Company of Canada, as warrant agent, to govern the issuance and management of the Warrants.

The Company intends to use the net proceeds from the Offering to support the construction, start-up, and ramp-up of the Bunker Hill Zinc-Silver-Lead Mine in the Silver Valley, Idaho.

The foregoing description of the Subscription Agreement, the Warrant Indenture, and the Warrants does not purport to be complete and is qualified in its entirety by the full text of the form of Subscription Agreement and the Warrant Indenture (including the form of Warrant attached as Schedule “A” thereto), which are filed as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Underwriting Agreement

On September 29, 2025, the Company and Haywood Securities Inc. (“Haywood”), as lead underwriter and sole bookrunner, and BMO Nesbitt Burns Inc. (together with Haywood, collectively, the “Underwriters”), entered into an underwriting agreement (the “Underwriting Agreement”), pursuant to which the Underwriters conducted the Offering. Pursuant to the Underwriting Agreement, the Company paid to the Underwriters aggregate cash fees of C$1,455,480 and US$1,175,985 and issued to the Underwriters an aggregate of 25,325,428 non-transferable compensation options (the “Compensation Options”), representing (i) 6% of the gross proceeds from the Offering, other than the gross proceeds raised from certain sales pursuant to a president’s list (the “President’s List Sales”); and (ii) 3.0% of the gross proceeds raised from President’s List Sales. Each Compensation Option is exercisable to acquire one share of common stock of the Company (a “Compensation Option Share”) at the CAD Offer Price at any time on or before September 29, 2027, less any amount of cash fees and Compensation Options paid and issued to ZED Financial Partners (“ZED”), which acted as a finder in respect of the Offering.

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The Underwriting Agreement contains customary representations, warranties and covenants of the parties. Pursuant to the Underwriting Agreement, the Company has agreed to certain restrictions on offering securities of the Company until January 27, 2026, and to prepare and file with the U.S. Securities and Exchange Commission by October 29, 2025, a registration statement covering the resale of all Unit Shares, Warrant Shares, and Compensation Option Shares. In addition, the Company has agreed to indemnify the Underwriters against certain liabilities, including in respect of claims arising out of the Underwriting Agreement, or to contribute to payments the Underwriters may be required to make due to any such liabilities.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

* * *

The Company paid ZED a cash fee of C$52,005, representing 3.333% of the gross proceeds of the CAD Offering from subscribers introduced by ZED to the Company (the “Introduced Subscribers”), and issued to certain principals of ZED an aggregate of 520,052 Compensation Options, representing 4.0% of the Units sold in the CAD Offering to the Introduced Subscribers.

The representations, warranties and covenants contained in the Subscription Agreements, the Warrant Indenture, and the Underwriting Agreement were made solely for purposes of such agreements and indenture and as of a specific date, were solely for the benefit of the parties to such agreements and indenture and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to security holders. Security holders should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company.

Item 3.02	Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth in Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated by reference into this Item 3.02.

All securities issued in the Offering are restricted securities under U.S. securities laws. The Company has relied on the exemptions from registration under Rule 506(b) of Regulation D under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and in reliance on similar exemptions under applicable state laws, for purposes of the Offering.

Item 7.01	Regulation FD Disclosure.

On September 29, 2025, the Company issued a press release regarding the closing of the Offering. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in this Item 7.01, including the information set forth in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
1.1††	Underwriting Agreement, dated September 29, 2025, by and among Bunker Hill Mining Corp., Haywood Securities Inc., and BMO Nesbitt Burns Inc.

4.1††	Warrant Indenture, dated September 29, 2025, between Bunker Hill Mining Corp. and Computershare Trust Company of Canada

10.1††	Form of Subscription Agreement, dated September 29, 2025, between Bunker Hill Mining Corp. and the investors party thereto

99.1	Press Release, dated as of September 29, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

††	Portions of this exhibit have been omitted in accordance with Item 601(b)(10) of Regulation S-K. The omitted information is not material, and the registrant treats such information as private and confidential. The registrant hereby agrees to furnish supplementally an unredacted copy of this exhibit to the Securities and Exchange Commission upon request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUNKER HILL MINING CORP.

Dated: September 29, 2025	By:	/s/ Sam Ash
	Name:	Sam Ash
	Title:	President and CEO

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